MERRILL LYNCH
ASSET BUILDER
PROGRAM, INC.










FUND LOGO










Quarterly Report

October 31, 1996




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Program unless accompanied or preceded by the Program's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Asset Builder Program, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




Merrill Lynch Asset Builder Program, Inc.




Officers and
Directors


Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
N. John Hewitt, Senior Vice President
Donald C. Burke, Vice President
Jay C. Harbeck, Vice President
Lawrence R. Fuller, Vice President
Gregory Mark Maunz, Vice President
Kevin M. Rendino, Vice President
Thomas R. Robinson, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, New York 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863




DEAR SHAREHOLDER


We are pleased to provide you with this quarterly report for Merrill Lynch Asset Builder Program, Inc. The Program consists of five separate diversified portfolios, each with its own investment objectives. Complete performance information, including aggregate and average annual total returns, for all five portfolios can be found on pages 7--11 of this report to shareholders.

Merrill Lynch Fundamental
Value Portfolio
During the quarter ended October 31, 1996, signs of moderating economic growth fueled a bond market rally as concerns that the Federal Reserve Board would be forced to raise interest rates diminished. Stocks rallied to new highs as interest rates declined, erasing the market correction that took place in late spring and early summer. As inflationary fears cooled amidst a slowing economy, investors tended to favor consumer staple stocks that have the ability to produce consistent earnings growth. Stocks of cyclical companies did not fare as well since earnings are tied to the economic cycle and were thought to be at risk.

Against this backdrop, the Portfolio underperformed the broad stock market indexes for the three-month period ended October 31, 1996 as a result of our large commitment to economically sensitive equities. Although economic activity has slowed somewhat from the rapid pace experienced during the first half of 1996, a recession does not appear imminent. Recent activity in the stock market has led to an even wider disparity between valuation levels of cyclicals and non-cyclicals. We believe much of the underperformance in groups such as the autos, copper, paper and steel stocks has been overdone, and many of these stocks are discounting dire economic circumstances which are unlikely to occur. In this environment, valuations of economically sensitive equities have declined to levels not seen in years, while defensive and stable growth stock valuations have been bid up to premium price/earnings ratios.

We remain committed to such undervalued securities--based on current stock prices relative to our 1996 earnings per share estimates--such as Ford Motor Co. (8.9 times estimated 1996 earnings per share), General Motors Corp. (8.4 times), USX-US Steel Group, Inc. (11.6 times), WHX Corp. (9.0 times) and Phelps Dodge Corp. (9.2 times). We believe these stocks could do better once investors become convinced that a slower growth environment does not portend a recession.

During the October quarter, Portfolio activity was concentrated on the buy side. Most of the buying was done early in the quarter following a temporary correction in stock prices. Much of our purchase activity was focused on the out-of-favor technology sector, particularly the semiconductor industry. We believe that the worst of the inventory correction in the personal computer and semiconductor industries is over, and we look for an improvement in the semiconductor sector as the latest version of Microsoft's NT Server is announced. Therefore, we added to ourholdings in Advanced Micro Devices Inc., Micron Technology, Inc. and Texas Instruments, Inc. Other technology stocks added to in the October quarter were Apple Computer, Inc., Computer Vision Corp., Exabyte Corp., Micronics Computers Inc., Storage Technology Corp. and Tandem Computers, Inc. The technology sector remains our heaviest weighting. We know of no other group more out-of-favor, offering such attractive valuation characteristics and with as much upside potential as the technology sector.

New positions during the October quarter included the shares of Community Psychiatric Centers, Downey Financial Corporation, Humana, Inc., ITT Industries Inc., Kmart Corporation and Mesa Air Group, Inc. In the case of Humana, Inc., early August may have marked the bottom for the HMO industry which suffered an industry-wide margin squeeze as costs escalated more than expected. Several companies, including Humana, began their third quarter with plans for higher pricing. The company currently trades at the low end of the industry range on valuation measures such as price to sales (50%) and price per risk member ($935). These parameters, combined with our outlook for higher pricing and better cost control, suggest a favorable risk/return situation.

We completed sales in eight holdings during the October quarter, with the most noteworthy being Deere & Co. and Washington Mutual Savings Bank at substantial profits, while Burlington Industries, Inc. and Giddings & Lewis, Inc. were sold at losses following earnings disappointments.

The Portfolio remains attractively priced relative to the overall stock market as it trades at half the market on a price/book value per share basis and two-thirds the market on a price/earnings per share basis.

Merrill Lynch Global
Opportunity Portfolio
As of October 31, 1996, the asset allocation for Merrill Lynch
Global Opportunity Portfolio was: foreign stocks, 47%; US stocks,
34%; foreign bonds, 13%; US bonds, 4%; and cash reserves, 1%.

In increasing the foreign bond weighting, we established a long-duration position in the Canadian bond market. Canadian bonds offered a yield advantage over US obligations of comparable maturity, but we expected the differential to narrow, enhancing the total return potential of the Canadian obligations. We also realigned the positions in European bonds. The exposure to high-yielding European bond markets was reduced through the sale of the Spanish and Italian bonds, with exposure now limited to Sweden. The sales reflected our opinion that the upcoming 1997 European budget talks posed risks for countries such as Italy and Sweden, which need to sacrifice current economic and employment growth in exchange for strong spending cuts and increased revenue measures. Such fiscal policies seem necessary in order to attain the Maastricht criteria established for European countries wishing to be first round participants in the European Monetary Union.

We shifted assets resulting from the sale of Spanish and Italian bonds into Denmark and the United Kingdom. Denmark currently enjoys the strongest fiscal position in Europe, while the UK bond market is likely to benefit from evidence of a surprisingly benign rate of inflation. We also maintained our bond commitment in Germany in view of favorable economic data. At the same time, increased confidence that the European Monetary Union will proceed on schedule led us to expect renewed weakness in the Deutschemark. This trend led us to hedge our Danish and German bond commitments back to the US dollar. A similar currency view also resulted in our decision to hedge our German, French and Swiss equity positions back to the US dollar. We also restored our hedge of the Japanese equities back to the US dollar, given expectations of renewed weakness in the yen.

In addition, we restored our position in US bonds. Initially, we established a duration of seven years, but later reduced the duration to five years following a rally in the US bond market. Evidence failed to confirm a strengthening US economy during the third quarter of 1996. Rather, slowing consumer demand and business investment, as well as a weaker-than-expected trade balance, pointed to a slowing in the third quarter for the US economy and a continuation of this trend in the subsequent quarter. Consequently, the increase in the Federal Funds rate, which we had earlier anticipated, now seemed likely to be postponed.

We continued to expand the foreign equity sector through a strategy of adding to European commitments and, in particular, to the United Kingdom. New positions in the UK market included Boots Company PLC, National Westminster Bank PLC and Vodafone Group PLC. We also initiated commitments on ABN AMRO Holding N.V. and Color Line ASA. At the same time, profits were realized in Royal Dutch Petroleum N.V. (ADR). The commitment to Latin America was enlarged through the shares of Petroleo Brasileiro S.A. (Petrobras). Japan remained the largest country position in the foreign equity sector, although we significantly reduced the holdings earlier in the year. We also maintained a significant position in Canadian equities, given a favorable outlook for the Canadian economy and stock market.

In the United States, we established positions in several areas which appeared both unexploited and provided minimal stock price risk. These areas included electric utilities, through Edison International; retailing, through Toys 'R' Us, Inc. and Thrifty Payless Holdings, Inc.; as well as real estate, through the shares of Prentiss Properties Trust. The largest proportion of US equity assets remain allocated to areas that will benefit from strength in capital spending in the United States and abroad. These commitments include companies involved in technology, such as Microsoft Corp. and International Business Machines Corp., and companies in defense and aerospace, as exemplified by The Boeing Company and Northrop Grumman Corporation. Companies which enjoy dominant franchises within their respective industries, such as The Coca Cola Company and Procter & Gamble Co., continue to be well represented in the Portfolio.


Merrill Lynch Growth
Opportunity Portfolio
For the quarter ended October 31, 1996, total returns for Merrill Lynch Growth Opportunity Portfolio's Class A, Class B, Class C and Class D Shares were +9.91%, +9.65%, +9.55% and 9.80%, respectively. The Portfolio underperformed the +10.85% total return of the unmanaged Standard & Poor's 500 average as a result of the Portfolio's relatively modest exposure to strong sectors such as technology equipment companies, oil field service and integrated energy companies. We remain cautious about the earnings outlook as well as valuations of companies in these sectors, and have concentrated the Portfolio's primary focus on large-capitalization, high-quality growth companies. We anticipate these companies will produce relatively consistent and above-average annual rates of growth in earnings and returns on investment. The economic conditions for the third quarter of 1996 and commentaries by the managements of many retailers appear to reflect a relatively slow growth period for the US economy. The above-average investment returns of pharmaceutical companies and financial services companies during the quarter were consistent with our expectations during a period of economic slowdown. We have a positive outlook for the US equity market in the fourth quarter of 1996 and into early 1997.

The ten largest industry sectors represented in the Portfolio at October quarter-end were pharmaceuticals, banking and financial, financial services, energy, household products, insurance, food, computer software, medical technology and information processing. These ten industry sectors represented 59.1% of net assets at October quarter-end. The top ten stock holdings equaled 32.4% of net assets.

We added seven companies to the Portfolio during the quarter. H.F. Ahmanson & Company, the leading savings and loan association in California with a significant out-of-state presence, was added because of an attractive valuation and the potential for above-average earnings growth over the next five years. Boston Scientific Corp. has an attractive valuation given our assumption of a relatively high rate of earnings growth from its leading position in devices for minimally-invasive surgical procedures. Bristol-Myers Squibb Co. was added in response to its attractive valuation, and because a new senior management team has increased the focus on new drugs and corporate restructuring, with excess cash flow going into the repurchase of its common stock. El Paso Natural Gas Co. is becoming one of the most efficient nationwide distributors and marketers of natural gas; we expect earnings to grow at an above-average rate as the company takes advantage of deregulation of electric utility markets. Fred Meyer, Inc. is one of the leading regional food retailers in the western part of the United States. We anticipate above-average earnings growth as management restructures its retail format and grows through acquisitions. Nabisco Holdings Corporation is one of the leading food companies with a potential for above-average earnings growth, and its shares are attractively valued. Rite-Aid Corporation is an attractively valued retail pharmacy chain. We anticipate above-average earnings growth from acquisitions as independent pharmacists and smaller retail pharmacy chains are acquired or go out of business in this rapidly consolidating industry.

We eliminated four holdings from the Portfolio during the October quarter. Capital losses were realized on three of the eliminations and a capital gain on the fourth. A significant percentage loss was realized on a relatively modest investment position in CompuServe Corporation. The Internet market served by CompuServe continues to become more competitive, and the company's competitive position is not as strong as we believed when we originally made the investment. Our investment in PepsiCo, Inc. was sold at a modest capital loss in response to our concerns about a major adverse strategic change in the global competitive position of the company relative to The Coca-Cola Company. A modest investment position in Rubbermaid, Inc. was sold at a significant percentage loss in response to our concerns about a failure of the restructuring process taking place to produce a return to above-average earnings growth. A significant capital gain was realized on the elimination of the Portfolio's modest investment position in Schering-Plough Corporation as a result of its expensive valuation. As planned, during the October quarter we significantly reduced cash reserves from 15.4% of net assets on July 31, 1996 to 8.2% on October 31, 1996.

Quality Bond Portfolio
The acceleration of job creation, which became evident in February, adversely impacted interest rates through the first half of the year. Job growth averaged 233,000 jobs per month in the first six months of 1996, compared with an average monthly gain of only 144,000 in the same period in 1995. Combined with surprising strength in the wage and salary index, these data caused concern that the period of favorable inflationary developments may be drawing to a close. Economic activity heated up in the summer, and there was speculation that the Federal Reserve Board might reverse course and tighten interest rates.

During the October quarter, prices fluctuated widely in the swirl of speculation about the course of inflation. Looking for direction, investors focused attention on the Federal Reserve Board's meeting of September 24 and a possible change in monetary policy. The decision not to raise short-term interest rates was interpreted by investors as a sign that the economy was slowing enough on its own in the third quarter so that inflation would not be a problem. The reaction has been a sense of relief that the Federal Reserve Board has not changed policy. As a result, bond yields moved lower. The prevailing attitude is that investors expect a continued benign interest rate environment and are seizing on any data that can be interpreted in a bullish light. In addition, a stronger dollar is again attracting foreign buyers into the US bond market. While this optimism may not be fully justified by the data, there is an improved tone to investor psychology in contrast to the summer months.

However, we believe that current bond prices anticipate slower economic growth in the fourth quarter and that our best investment course is to remain cautious through the next few months. We invested incoming cash in a diversified portfolio, with emphasis on financial companies and basic industrials. Average duration was extended from 4.3 years to 4.6 years during the October quarter.


Merrill Lynch US Government
Securities Portfolio
The October quarter was a strong period for US government fixed-income investors as interest rates declined sharply, resulting in handsome returns for investors. Intermediate-term Treasury securities with maturities of three years--ten years experienced yield declines of 60 basis points--66 basis points (0.60%--0.66%), and the 30-year Treasury bond yield fell 47 basis points. As a result, the three-year, ten-year and 30-year on-the-run Treasury securities (newly issued Government securities) returned +2.95%, +4.76% and +5.58%, respectively, for the October quarter.

There are two factors which contributed to the bond market's recent performance. First, inflation--which erodes real rates of return of high-quality, fixed-income instruments--has remained remarkably tame and under control. Over the past 12 months, inflation--as measured by the change in the producer price index--increased 3%. Prices at the consumer level also increased 3%. Accordingly, this allowed investors to capture real rates of return at historically attractive levels at the beginning of the October quarter. Furthermore, it should be noted that Government representatives have stated that both the consumer price index and producer price index overstate the actual inflation rate.

The other factor influencing the movement of interest rates this quarter was the level of economic activity in the United States. Interest rates were higher in the July quarter because at that time many investors expected the 4.7% growth of second quarter gross domestic product (GDP) to result in higher inflation. Not only did inflation remain well under control, but also economic growth has started to slow. The preliminary report for third quarter GDP indicated the economy had expanded at an annual rate of 2.2%. This rate is below the pace of 2.5% regarded by many as inflationary, and should allow investors to increase their comfort level with the US fixed-income markets.

GDP is a composite which measures the output of many sectors within the US economy. These sectors primarily fall into the areas of consumer and business activities. Most of these sectors reveal activity expanding at a modest pace without indications of an overheating (and therefore inflationary) economy. This is true of sectors measuring industrial production, capacity, manufacturing, retail sales, housing and payrolls.

However, there are some indicators which give rise to minor concerns. For example, the unemployment rate of 5.2% is near full employment and could force wage pressures in the future. The Index of Leading Economic Indicators has been positive for eight consecutive months, but is not rising at a pace which is inflationary. Also, although consumer confidence remains very high historically, consumers are not spending at robust levels, and the increases in consumer credit have slowed dramatically since the beginning of the year.

The slower pace of economic expansion, combined with muted inflationary statistics, created an environment in which investors took advantage of real rates of return of approximately 4%. Although the bond market rally of the recent quarter lowered this spread by 50 basis points--60 basis points, it is very unlikely the market will experience a reversal of fortunes from an overheating economy or rising inflationary pressures. In fact, it is more likely that slower growth in the economy will increase the comfort level of investors and permit interest rates to decline further over the next six months.

The recent fiscal quarter was also rewarding for mortgage-backed security (MBS) investors. Current coupons (7.00%--7.50%) outperformed the five-year Treasury notes handily. Government National Mortgage Association 7.00% and 7.50% issues returned +4.46% and +4.08%, respectively, and their Gold participation certificates counterparts returned +4.27% and +3.87%, respectively, for the period. This compares very favorably to the five-year Treasury bond which returned +3.66% for the period. The Portfolio retains a high exposure to the MBS market with an 84% allocation to this sector, down slightly from the previous quarter. We increased the Treasury bond allocation to 15% of net assets to assist in tracking market returns in the event interest rates continue on their downward trend. MBS would lose their ability to appreciate in a lock-step fashion in the event interest rates decline significantly. The cash portion of the Portfolio remains unchanged at 3% of net assets.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Asset Builder Program, Inc., and we look forward to assisting you with your investment needs in the months and years to come.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Kevin M. Rendino)
Kevin M. Rendino
Vice President and Portfolio Manager
Merrill Lynch Fundamental
Value Portfolio





(Thomas R. Robinson)
Thomas R. Robinson
Vice President and Portfolio Manager
Merrill Lynch Global Opportunity
Portfolio

(Lawrence R. Fuller)
Lawrence R. Fuller
Vice President and Portfolio Manager
Merrill Lynch Growth
Opportunity Portfolio





(Jay C. Harbeck)
Jay C. Harbeck
Vice President and Portfolio Manager
Merrill Lynch Quality Bond Portfolio





(Gregory Mark Maunz)
Gregory Mark Maunz
Vice President and Portfolio Manager
Merrill Lynch US Government
Securities Portfolio





December 2, 1996




PERFORMANCE DATA



About Fund
Performance


Investors are able to purchase shares of the Program through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees for Fundamental Value, Global Opportunity and Growth Opportunity Portfolios. Quality Bond and US Government Securities Portfolios incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year for Fundamental Value, Global Opportunity, Growth Opportunity, Quality Bond and US Government Securities Portfolios. In addition, Quality Bond and US Government Securities Portfolios are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. Fundamental Value, Global Opportunity and Growth Opportunity Portfolios are subject to a 0.75% distribution fee and a 0.25% account maintenance fee. Fundamental Value, Global Opportunity and Growth Opportunity Portfolios automatically convert to Class D Shares after approximately 8 years. Quality Bond and US Government Securities Portfolios automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25% for Quality Bond and US Government Securities Portfolios. Fundamental Value, Global Opportunity and Growth Opportunity Portfolios are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee) for Fundamental Value, Global Opportunity and Growth Opportunity Portfolios. Quality Bond and US Government Securities Portfolios incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a represen-tation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Aggregate
Total Returns--
Growth
Opportunity
Portfolio


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**
Class A Shares*

Inception (2/02/96) to 9/30/96             +7.80%         +2.14%
[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Inception (2/02/96) to 9/30/96             +7.20%         +3.20%
[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to
  0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Inception (2/02/96) to 9/30/96             +7.20%         +6.20%
[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to
  0%after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (2/02/96) to 9/30/96             +7.80%         +2.14%
[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Average Annual
Total Returns--
Fundamental
Value Portfolio


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/96                        +13.17%        + 7.23%
Inception (2/01/95) to 9/30/96            +19.27         +15.46
[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/96                        +11.96%        + 7.96%
Inception (2/01/95) to 9/30/96            +18.02         +16.39
[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to
  0%after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 9/30/96                        +11.96%        +10.96%
Inception (2/01/95) to 9/30/96            +18.02         +18.02
[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to
  0%after 1 year.
**Assuming payment of applicable contingent deferred sales charge.

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/96                        +12.83%        + 6.91%
Inception (2/01/95) to 9/30/96            +19.00         +15.20
[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Average Annual
Total Returns--
Global
Opportunity
Portfolio


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/96                         +6.79%         +1.19%
Inception (2/01/95) to 9/30/96             +9.28          +5.79
[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/96                         +5.73%         +1.73%
Inception (2/01/95) to 9/30/96             +8.14          +6.41
[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to
  0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.

                                         % Return        % Return
                                       Without CDSC     With CDSC**
Class C Shares*

Year Ended 9/30/96                         +5.66%         +4.66%
Inception (2/01/95) to 9/30/96             +8.09          +8.09
[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to
  0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/96                         +6.67%         +1.07%
Inception (2/01/95) to 9/30/96             +9.08          +5.59
[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Average Annual
Total Returns--
Quality Bond
Portfolio


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/96                         +4.31%         +0.14%
Inception (2/01/95) to 9/30/96             +4.98          +2.43
[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/96                         +3.53%         -0.38%
Inception (2/01/95) to 9/30/96             +4.10          +2.37
[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to
  0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 9/30/96                         +3.45%         +2.48%
Inception (2/01/95) to 9/30/96             +4.02          +4.02
[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to
  0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/96                         +4.16%         -0.01%
Inception (2/01/95) to 9/30/96             +4.72          +2.18
[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Average Annual
Total Returns--
US Government
Securities
Portfolio


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/96                         +5.67%         +1.45%
Inception (2/01/95) to 9/30/96             +9.81          +7.14
[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/96                         +4.81%         +0.96%
Inception (2/01/95) to 9/30/96             +8.91          +7.19
[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to
  0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 9/30/96                         +4.75%         +3.78%
Inception (2/01/95) to 9/30/96             +8.84          +8.84
[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to
  0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/96                         +5.51%         +1.29%
Inception (2/01/95) to 9/30/96             +9.57          +6.91
[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.




PERFORMANCE DATA (concluded)

Recent
Performance
Results*
                                                                                                                      Standardized
                                                                                              12 Month     3 Month    30-day Yield
                                                              10/31/96   7/31/96  10/31/95    % Change    % Change  As of 10/31/96
Fundamental Value Portfolio Class A Shares                      $12.93    $12.17    $11.30     +14.42%      +6.24%      --
Fundamental Value Portfolio Class B Shares                       12.70     11.98     11.22     +13.19       +6.01       --
Fundamental Value Portfolio Class C Shares                       12.70     11.98     11.22     +13.19       +6.01       --
Fundamental Value Portfolio Class D Shares                       12.89     12.14     11.29     +14.17       +6.18       --
Global Opportunity Portfolio Class A Shares                      11.42     10.66     10.71     + 6.63       +7.13       --
Global Opportunity Portfolio Class B Shares                      11.27     10.55     10.62     + 6.12       +6.82       --
Global Opportunity Portfolio Class C Shares                      11.27     10.55     10.62     + 6.12       +6.82       --
Global Opportunity Portfolio Class D Shares                      11.39     10.64     10.69     + 6.55       +7.05       --
Growth Opportunity Portfolio Class A Shares                      10.98      9.99     10.00++   + 9.80++     +9.91       --
Growth Opportunity Portfolio Class B Shares                      10.91      9.95     10.00++   + 9.10++     +9.65       --
Growth Opportunity Portfolio Class C Shares                      10.90      9.95     10.00++   + 9.00++     +9.55       --
Growth Opportunity Portfolio Class D Shares                      10.98     10.00     10.00++   + 9.80++     +9.80       --
Quality Bond Portfolio Class A Shares                             9.91      9.71     10.06     - 1.49       +2.06      6.50%
Quality Bond Portfolio Class B Shares                             9.90      9.71     10.05     - 1.49       +1.96      6.04
Quality Bond Portfolio Class C Shares                             9.90      9.71     10.05     - 1.49       +1.96      5.92
Quality Bond Portfolio Class D Shares                             9.90      9.71     10.05     - 1.49       +1.96      6.35
US Government Securities Portfolio Class A Shares                10.29     10.11     10.58     - 2.74       +1.78      6.58
US Government Securities Portfolio Class B Shares                10.29     10.11     10.58     - 2.74       +1.78      6.10
US Government Securities Portfolio Class C Shares                10.29     10.11     10.57     - 2.65       +1.78      6.05
US Government Securities Portfolio Class D Shares                10.29     10.12     10.58     - 2.74       +1.68      6.34
Fundamental Value Portfolio Class A Shares--Total Return                                       +17.76(1)    +6.24
Fundamental Value Portfolio Class B Shares--Total Return                                       +16.52(1)    +6.01
Fundamental Value Portfolio Class C Shares--Total Return                                       +16.52(1)    +6.01
Fundamental Value Portfolio Class D Shares--Total Return                                       +17.50(1)    +6.18
Global Opportunity Portfolio Class A Shares--Total Return                                      + 9.53(2)    +7.13
Global Opportunity Portfolio Class B Shares--Total Return                                      + 8.37(3)    +6.82
Global Opportunity Portfolio Class C Shares--Total Return                                      + 8.40(4)    +6.82
Global Opportunity Portfolio Class D Shares--Total Return                                      + 9.31(5)    +7.05
Growth Opportunity Portfolio Class A Shares--Total Return                                      + 9.80++     +9.91
Growth Opportunity Portfolio Class B Shares--Total Return                                      + 9.10++     +9.65
Growth Opportunity Portfolio Class C Shares--Total Return                                      + 9.00++     +9.55
Growth Opportunity Portfolio Class D Shares--Total Return                                      + 9.80++     +9.80
Quality Bond Portfolio Class A Shares--Total Return                                            + 5.34(6)    +3.85(7)
Quality Bond Portfolio Class B Shares--Total Return                                            + 4.44(8)    +3.52(9)
Quality Bond Portfolio Class C Shares--Total Return                                            + 4.37(10)   +3.51(11)
Quality Bond Portfolio Class D Shares--Total Return                                            + 5.08(12)   +3.68(13)
US Government Securities Portfolio Class A Shares--Total Return                                + 6.59(14)   +3.47(15)
US Government Securities Portfolio Class B Shares--Total Return                                + 5.71(16)   +3.26(17)
US Government Securities Portfolio Class C Shares--Total Return                                + 5.75(18)   +3.24(19)
US Government Securities Portfolio Class D Shares--Total Return                                + 6.32(20)   +3.31(21)

  ++Growth Opportunity Portfolio commenced operations on 2/02/96.
    Investment results andnet asset values are from 2/02/96. *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 (1)Percent change includes reinvestment of $0.337 per share ordinary income dividends.
 (2)Percent change includes reinvestment of $0.288 per share ordinary income dividends.
 (3)Percent change includes reinvestment of $0.224 per share ordinary income dividends.
 (4)Percent change includes reinvestment of $0.226 per share ordinary income dividends.
 (5)Percent change includes reinvestment of $0.274 per share ordinary income dividends.
 (6)Percent change includes reinvestment of $0.662 per share ordinary income dividends.
 (7)Percent change includes reinvestment of $0.169 per share ordinary income dividends.
 (8)Percent change includes reinvestment of $0.576 per share ordinary income dividends.
 (9)Percent change includes reinvestment of $0.148 per share ordinary income dividends.
(10)Percent change includes reinvestment of $0.569 per share ordinary income dividends.
(11)Percent change includes reinvestment of $0.146 per share ordinary income dividends.
(12)Percent change includes reinvestment of $0.637 per share ordinary income dividends.
(13)Percent change includes reinvestment of $0.163 per share ordinary income dividends.
(14)Percent change includes reinvestment of $0.948 per share ordinary income dividends.
(15)Percent change includes reinvestment of $0.167 per share ordinary income dividends.
(16)Percent change includes reinvestment of $0.863 per share ordinary income dividends.
(17)Percent change includes reinvestment of $0.146 per share ordinary income dividends.
(18)Percent change includes reinvestment of $0.857 per share ordinary income dividends.
(19)Percent change includes reinvestment of $0.144 per share ordinary income dividends.
(20)Percent change includes reinvestment of $0.923 per share ordinary income dividends.
(21)Percent change includes reinvestment of $0.161 per share ordinary income dividends.

SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
             Fundamental Value Portfolio

LATIN                                                                                                              Percent of
AMERICA      Industries            Shares Held                 Investments                  Cost           Value   Net Assets
Argentina    Oil--International       45,000    Yacimientos Petroliferos Fiscales
                                                S.A. (ADR)*                             $   862,750      $ 1,023,750    2.2%

                                                Total Investments in Latin America          862,750        1,023,750    2.2

MIDDLE
EAST

Israel       Computer Services       100,000    Scitex Corp. Ltd.                         1,331,420          987,500    2.1

                                                Total Investments in the
                                                Middle East                               1,331,420          987,500    2.1

NORTH
AMERICA

United       Airlines                 50,000    Mesa Air Group, Inc.                        443,750          462,500    1.0
States
             Athletic Footwear        22,500    Reebok International Ltd.                   640,048          804,375    1.7

             Auto--Related            59,000    National Auto Credit, Inc.                  602,314          634,250    1.4

             Automotive               27,500    Ford Motor Co.                              825,556          859,375    1.8
                                      20,000    General Motors Corp.                        939,670        1,077,500    2.3
                                                                                        -----------      -----------  ------
                                                                                          1,765,226        1,936,875    4.1

             Banking                  15,000    Bankers Trust New York Corp.                955,408        1,267,500    2.7
                                      60,000    Hibernia Corp. (Class A)                    683,458          667,500    1.4
                                                                                        -----------      -----------  ------
                                                                                          1,638,866        1,935,000    4.1

             Beverage &               20,000    Seagram Company Ltd. (The)                  679,112          757,500    1.6
             Entertainment

             Chemicals                 4,285    Millennium Chemicals Inc.                   120,214           86,771    0.2

             Conglomerates            40,000    ADT Ltd.                                    477,625          790,000    1.7

             Environmental Services  100,000    Allwaste Inc.                               550,879          462,500    1.0

             Financial Services       10,000    Student Loan Marketing Association          561,725          827,500    1.8

             Health Care              90,000    Community Psychiatric Centers               792,131          798,750    1.7
                                      30,000    Humana, Inc.                                569,835          547,500    1.2
                                                                                        -----------      -----------  ------
                                                                                          1,361,966        1,346,250    2.9

             Home Builders            45,000    Beazer Homes USA, Inc.                      737,055          618,750    1.3

             Information Processing   40,000    Apple Computer, Inc.                        917,275          920,000    2.0
                                       9,000    International Business
                                                Machines Corp.                              844,460        1,161,000    2.5
                                      98,200    Tandem Computers, Inc.                    1,072,294        1,239,775    2.6
                                                                                        -----------      -----------  ------
                                                                                          2,834,029        3,320,775    7.1

             Machinery                30,000    ITT Industries Inc.                         689,936          697,500    1.5

             Medical Services         40,000    Pharmaceutical Product
                                                Development, Inc. (a)                       579,616          765,000    1.6

             Metals--Non-Ferrous      37,500    ASARCO Inc.                               1,018,794          984,375    2.1
                                      13,500    Phelps Dodge Corp.                          802,607          848,813    1.8
                                                                                        -----------      -----------  ------
                                                                                          1,821,401        1,833,188    3.9

             Oil--Domestic            55,000    American Exploration Co.                    611,250          715,000    1.5
                                      45,000    Occidental Petroleum Corp.                1,006,450        1,102,500    2.4
                                                                                        -----------      -----------  ------
                                                                                          1,617,700        1,817,500    3.9

             Oil--Related             35,000    TETRA Technologies, Inc.                    451,387          730,625    1.6

             Oil Refiners             67,900    Total Petroleum (North America) Ltd.        764,206          653,538    1.4

             Paper & Forest           22,000    International Paper Co.                     840,728          940,500    2.0
             Products                 25,000    Louisiana-Pacific Corp.                     655,257          521,875    1.1
                                                                                        -----------      -----------  ------
                                                                                          1,495,985        1,462,375    3.1

             Pharmaceuticals           8,000    Bristol-Myers Squibb Co.                    575,570          846,000    1.8

             Photography              10,000    Eastman Kodak Co.                           698,950          797,500    1.7

             Real Estate Investment   20,000    Camden Property Trust                       450,613          545,000    1.2
             Trusts                   30,000    Evans Withycombe Residential, Inc.          609,085          633,750    1.4
                                                                                        -----------      -----------  ------
                                                                                          1,059,698        1,178,750    2.6

             Retail                  160,000    Charming Shoppes, Inc.                      672,371          730,000    1.6
                                      30,000    Dillard Department Stores Inc.              893,797          952,500    2.0
                                     125,000    Hechinger Co. (Class A)                     514,730          398,437    0.9
                                      60,000    Kmart Corporation                           629,749          585,000    1.2
                                      55,000    Woolworth Corp.                             703,986        1,155,000    2.5
                                                                                        -----------      -----------  ------
                                                                                          3,414,633        3,820,937    8.2

             Retail/Catalog           35,000    Fingerhut Companies, Inc.                   461,991          520,625    1.1

             Savings & Loans          40,000    Downey Financial Corporation                992,400        1,040,000    2.2
                                      80,000    Greater New York Savings Bank               794,627          970,000    2.1
                                      50,000    PFF Bancorp Inc.                            568,750          625,000    1.3
                                                                                        -----------      -----------  ------
                                                                                          2,355,777        2,635,000    5.6

             Semiconductors           55,000    Advanced Micro Devices Inc.                 834,926          976,250    2.1
                                      15,000    Micron Technology, Inc.                     360,323          380,625    0.8
                                      40,000    National Semiconductor Corp.                748,917          770,000    1.6
                                      19,000    Texas Instruments, Inc.                     929,976          914,375    2.0
                                                                                        -----------      -----------  ------
                                                                                          2,874,142        3,041,250    6.5

             Steel                    35,000    USX-US Steel Group, Inc.                  1,031,507          953,750    2.0
                                      85,000    WHX Corp.                                   877,229          711,875    1.5
                                                                                        -----------      -----------  ------
                                                                                          1,908,736        1,665,625    3.5

             Technology               88,600    Computervision Corp.                        863,409          797,400    1.7
                                      52,700    Exabyte Corp.                               717,781          685,100    1.5
                                     110,000    Micronics Computers, Inc.                   416,635          199,375    0.4
                                      40,000    Storage Technology Corp.                  1,158,750        1,705,000    3.6
                                                                                        -----------      -----------  ------
                                                                                          3,156,575        3,386,875    7.2

             Telecommunications       50,000    U S West Media Group                        869,720          781,250    1.7

                                                Total Investments in North America       37,208,832       40,616,584   86.8


SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)
             Fundamental Value Portfolio (concluded)
WESTERN                                                                                                            Percent of
EUROPE       Industries            Shares Held                 Investments                  Cost           Value   Net Assets
United       Conglomerates            60,000    Hanson PLC (ADR)*                       $   539,654      $   382,500    0.8%
Kingdom
                                                Total Investments in Western Europe         539,654          382,500    0.8

SHORT-TERM                             Face
SECURITIES                            Amount                   Issue

             Commercial        US$   500,000    Ameritech Credit Corp., 5.22% due
             Paper**                            11/13/1996                                  499,130          499,130    1.1
                                   1,000,000    CSW Credit, Inc., 5.33% due
                                                11/12/1996                                  998,371          998,371    2.1
                                     857,000    General Electric Capital Corp.,
                                                5.56% due 11/01/1996                        857,000          857,000    1.8
                                     700,000    US Borax & Chemical Corp., 5.25%
                                                due 11/13/1996                              698,775          698,775    1.5
                                                                                        -----------      -----------  ------
                                                                                          3,053,276        3,053,276    6.5

             US Government         1,200,000    Federal Home Loan Bank, 5.33% due
             & Agency                           11/14/1996                                1,197,690        1,197,690    2.6
             Obligations**

                                                Total Investments in Short-Term
                                                Securities                                4,250,966        4,250,966    9.1

             Total Investments                                                          $44,193,622       47,261,300  101.0
                                                                                        ===========
             Liabilities in Excess of Other Assets                                                          (467,535)  (1.0)
                                                                                                         -----------  ------
             Net Assets                                                                                  $46,793,765  100.0%
                                                                                                         ===========  ======

             Net Asset            Class A--Based on net assets of $176,507 and
             Value:                        13,647 shares outstanding                                     $     12.93
                                                                                                         ===========
                                  Class B--Based on net assets of $30,178,824 and
                                           2,377,148 shares outstanding                                  $     12.70
                                                                                                         ===========
                                  Class C--Based on net assets of $12,804,297 and
                                           1,008,111 shares outstanding                                  $     12.70
                                                                                                         ===========
                                  Class D--Based on net assets of $3,634,137 and
                                           281,959 shares outstanding                                    $     12.89
                                                                                                         ===========

            *American Depositary Receipts (ADR).
           **Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the rates paid at the time of purchase by the Portfolio.
          (a)Applied Bioscience International Inc. was acquired by Pharmaceutical Product Development, Inc.

SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
             Global Opportunity Portfolio

                                       Face                                                                        Percent of
COUNTRY                               Amount       Foreign Government Obligations          Cost             Value  Net Assets
Canada                         C$  1,500,000    Canadian Government Bonds, 8% due
                                                6/01/2027                               $ 1,225,421      $ 1,242,263    3.3%

Denmark                                         Denmark Government Bonds:
                              Dkr  4,000,000      8% due 5/15/2003                          745,864          751,893    2.0
                                   4,000,000      8% due 3/15/2006                          732,574          740,124    1.9
                                                                                        -----------      -----------  ------
                                                                                          1,478,438        1,492,017    3.9

Germany                        DM    800,000    Bundesrepublik Deutschland, 7.125%
                                                due 12/20/2002                              555,585          573,868    1.5

Sweden                        Skr  2,900,000    Government of Sweden, 10.25% due
                                                5/05/2000                                   484,028          498,721    1.3

United Kingdom              Pound    625,000    UK Treasury Gilt, 7.50% due
                         Sterling               12/07/2006                                  977,290        1,008,047    2.6

                                                Total Investments in Foreign
                                                Government Obligations                    4,720,762        4,814,916   12.6

                                                   US Government Obligations

United States                                   US Treasury Notes:
                              US$  1,450,000       5% due 1/31/1998                       1,437,199        1,438,893    3.7
                                     250,000       7% due 7/15/2006                         254,980          261,015    0.7

                                                Total Investments in US Government
                                                Obligations                               1,692,179        1,699,908    4.4

                                                Total Investments in Foreign & US
                                                Government Obligations                    6,412,941        6,514,824   17.0

                                      Shares
             Industries                Held              US Stocks

United       Aerospace & Defense       2,300    The Boeing Co.                              187,469          219,363    0.6
States                                 3,700    Northrop Grumman Corp.                      242,040          298,775    0.8
                                       2,500    United Technologies Corporation             174,847          321,875    0.8
                                                                                        -----------      -----------  ------
                                                                                            604,356          840,013    2.2

             Automobile Parts          7,000    Lear Corporation                            234,500          259,000    0.7

             Automobiles               4,800    General Motors Corp.                        264,304          258,600    0.7

             Banking                  10,500    The Bank of New York Company, Inc.          265,213          347,813    0.9
                                       3,500    Citicorp                                    278,022          346,500    0.9
                                                                                        -----------      -----------  ------
                                                                                            543,235          694,313    1.8

             Beverages                 2,600    The Coca-Cola Co.                           121,257          131,300    0.3

             Chemicals                 2,000    FMC Corporation                             140,237          147,250    0.4
                                       4,800    PPG Industries, Inc.                        238,285          273,600    0.7
                                                                                        -----------      -----------  ------
                                                                                            378,522          420,850    1.1

             Computer Sales            1,700    International Business
                                                Machines Corp.                              186,823          219,300    0.6

             Computer Services         3,800    cisco Systems, Inc.                         169,246          234,650    0.6
                                       3,950    Electronic Data Systems Corp.               215,034          177,750    0.5
                                                                                        -----------      -----------  ------
                                                                                            384,280          412,400    1.1

             Computer Software         3,700    BMC Software, Inc.                          274,512          306,175    0.8
                                         900    Microsoft Corp.                             100,855          123,525    0.3
                                       5,775    Oracle Corp. (a)                            187,683          243,994    0.6
                                                                                        -----------      -----------  ------
                                                                                            563,050          673,694    1.7

             Computer Technology       5,200    Gulfstream Aerospace Corporation            128,409          122,850    0.3

             Diversified               7,500    Corning, Inc.                               228,519          290,625    0.7

             Electrical Equipment      3,500    General Electric Company PLC                275,501          338,625    0.9


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
             Global Opportunity Portfolio (continued)

                                      Shares                                                                       Percent of
COUNTRY      Industries                Held              US Stocks                          Cost            Value  Net Assets
United       Energy                   10,000    Edison International                    $   186,340      $   197,500    0.5%
States
(concluded)  Engineering &             7,000    Foster Wheeler Corporation                  305,063          287,000    0.7
             Construction

             Farm Equipment            7,100    Deere & Company                             298,184          296,425    0.8

             Financial Services        6,550    American Express Company                    304,845          307,850    0.8
                                       3,300    First Data Corp.                            234,476          263,175    0.7
                                                                                        -----------      -----------  ------
                                                                                            539,321          571,025    1.5

             Foods                     7,600    H.J. Heinz Company                          249,963          269,800    0.7

             Hospital Management       6,600    Health Management Associates,
                                                Inc. (Class A)                              149,341          145,200    0.4

             Hospital Supplies         5,700    Abbott Laboratories                         228,688          288,563    0.8
                                       5,300    Baxter International, Inc.                  229,362          220,613    0.6
                                                                                        -----------      -----------  ------
                                                                                            458,050          509,176    1.4

             Household Products        2,000    The Procter & Gamble Company                168,471          198,000    0.5

             Insurance                 2,050    Aetna Inc. (c)                              156,273          137,094    0.4
                                       5,600    Allstate Corp.                              238,553          314,300    0.8
                                       4,000    UNUM Corporation                            255,320          251,500    0.7
                                                                                        -----------      -----------  ------
                                                                                            650,146          702,894    1.9

             Leisure & Tourism         6,000    Carnival Corporation (Class A)              169,534          180,750    0.5
                                       5,221    Viacom, Inc. (Class B)                      191,700          170,335    0.4
                                                                                        -----------      -----------  ------
                                                                                            361,234          351,085    0.9

             Machinery                 4,000    American Standard Companies, Inc.           130,473          150,500    0.4

             Manufacturing             6,000    Fisher Scientific International
                                                Inc.                                        188,659          269,250    0.7

             Natural Gas               7,300    Enron Corp.                                 278,011          339,450    0.9

             Oil Service               8,500    Dresser Industries, Inc.                    178,222          279,438    0.7
                                       2,100    Schlumberger Ltd.                           132,364          208,163    0.5
                                                                                        -----------      -----------  ------
                                                                                            310,586          487,601    1.2

             Paper                     3,200    Kimberly-Clark Corp.                        246,051          298,400    0.8

             Petroleum                 5,600    Pennzoil Company                            224,031          285,600    0.7
                                       7,100    Unocal Corp.                                238,728          260,038    0.7
                                                                                        -----------      -----------  ------
                                                                                            462,759          545,638    1.4

             Pharmaceuticals           4,500    Merck & Co., Inc.                           257,848          333,562    0.9

             Railroads                 2,500    Burlington Northern Santa Fe                202,835          205,937    0.5

             Real Estate              10,000    Spieker Properties, Inc.                    263,505          307,500    0.8

             Real Estate               5,300    Prentiss Properties Trust                   108,303          109,312    0.3
             Investment Trust

             Retail--Apparel           8,200    The Limited, Inc.                           182,835          150,675    0.4

             Retail--Drug Stores       6,700    Thrifty Payless Holdings, Inc.
                                                (Class B)                                   129,575          143,212    0.4

             Retail--Specialty         9,000    Toys 'R' Us, Inc.                           279,724          304,875    0.8

             Retail Trade              4,400    Sears, Roebuck & Co.                        191,869          212,850    0.6

             Steel                     5,600    AK Steel Holding Corp.                      230,865          198,800    0.5

             Telecommunications        9,200    AirTouch Communications, Inc.               263,399          240,350    0.6
                                       3,600    Bell Atlantic Corporation                   205,486          216,900    0.6
                                       2,053    TCI Pacific Communications
                                                (Convertible Preferred)                     192,635          169,373    0.4
                                                                                        -----------      -----------  ------
                                                                                            661,520          626,623    1.6

             Tobacco                   1,700    Philip Morris Companies, Inc.               163,704          157,462    0.4

                                                Total Investments in US Stocks           11,567,991       13,031,322   34.0

                                                       Foreign Stocks

Argentina    Banking                  17,707    Banco de Galicia y Buenos Aires
                                                S.A. (ADR)*                                 298,216          320,943    0.8
                                       2,423    Banco de Galicia y Buenos Aires
                                                S.A. (Rights)(d)                                  0                0    0.0
                                      13,250    Banco Frances del Rio de la Plata
                                                S.A. (ADR)*                                 294,143          347,812    0.9
                                                                                        -----------      -----------  ------
                                                                                            592,359          668,755    1.7

             Petroleum                15,200    Yacimientos Petroliferos Fiscales
                                                S.A. (ADR)*                                 315,268          345,800    0.9

                                                Total Stocks in Argentina                   907,627        1,014,555    2.6

Brazil       Beverages               500,000    Companhia Cervejaria Brahma S.A.
                                                PN (Preferred)                              273,436          309,063    0.8

             Oil--Related          2,500,000    Petroleo Brasileiro S.A. (Petrobras)
                                                (Preferred)                                 296,363          323,664    0.8

             Telecommunications        4,600    Telecomunicacoes Brasileiras S.A.
                                                --Telebras PN (ADR)*                        243,225          342,700    0.9

                                                Total Stocks in Brazil                      813,024          975,427    2.5

Canada       Automotive Parts          7,300    Magna International, Inc. (Class A)         335,467          365,912    1.0

             Conglomerates            15,800    Canadian Pacific, Ltd.                      267,558          398,950    1.0

             Fertilizers               5,300    Potash Corp. of Saskatchewan, Inc.          358,645          375,637    1.0

             Telecommunications        5,000    Northern Telecom Ltd.                       273,625          325,625    0.8
             Equipment
                                                Total Stocks in Canada                    1,235,295        1,466,124    3.8
Finland      Paper & Forest Products  13,000    UPM-Kymmene Corp. (b)                       268,348          264,053    0.7

             Telecommunications &      8,300    Nokia Corp. AB (ADR)*                       304,351          384,912    1.0
             Equipment

             Transportation            9,000    Finnlines OY                                167,834          211,021    0.6

                                                Total Stocks in Finland                     740,533          859,986    2.3

France       Insurance                 8,600    Scor S.A.                                   337,120          330,847    0.9

             Semi-Conductor            7,500    SGS-Thompson Microelectronics N.V.          274,852          392,812    1.0
             Capital Equipment                  (NY Registered) (ADR)*

             Steel                    18,600    Usinor-Sacilor S.A.                         298,997          276,207    0.7

             Tires                     7,200    Compagnie Generale des Establissement
                                                Michelin S.A. (Class B)                     328,953          347,469    0.9

                                                Total Stocks in France                    1,239,922        1,347,335    3.5


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)

             Global Opportunity Portfolio (continued)

                                      Shares                                                                      Percent of
COUNTRY      Industries                 Held              Foreign Stocks                    Cost             Value  Net Assets
Germany      Chemicals                   600    Henkel KGaA                             $    26,670      $    26,687    0.1%
                                       5,400    Henkel KGaA (Preferred)                     229,478          242,502    0.6
                                                                                        -----------      -----------  ------
                                                                                            256,148          269,189    0.7

             Electronics               6,750    Siemens AG                                  344,919          349,076    0.9

             Machinery & Equipment       950    Mannesmann AG                               312,291          369,176    1.0

                                                Total Stocks in Germany                     913,358          987,441    2.6

Hong Kong    Banking                  20,000    HSBC Holdings PLC                           312,430          407,424    1.1

             Telecommunications       19,000    Hong Kong Telecommunications
                                                Ltd. (ADR)*                                 352,215          334,875    0.9

                                                Total Stocks in Hong Kong                   664,645          742,299    2.0

Indonesia    Telecommunications       11,000    P.T. Indonesian Satellite Corp.
                                                (ADR)*                                      367,699          331,375    0.9

                                                Total Stocks in Indonesia                   367,699          331,375    0.9

Italy        Machinery                71,000    Danieli & Co.                               266,366          225,754    0.6

             Telecommunications       88,600    Societa Finanziara Telefonica
                                                S.p.A. (STET)                               253,451          306,263    0.8

                                                Total Stocks in Italy                       519,817          532,017    1.4

Japan        Building & Construction  34,000    Maeda Corp.                                 357,334          276,484    0.7
                                      40,000    Okumura Corp.                               367,731          281,319    0.7
                                                                                        -----------      -----------  ------
                                                                                            725,065          557,803    1.4

             Capital Goods            44,000    Mitsubishi Heavy Industries, Ltd.           337,710          338,462    0.9

             Consumer--Electronics     5,000    Rohm Company Ltd.                           270,107          296,703    0.8

             Electrical Equipment     53,000    Mitsubishi Electric Corp.                   382,171          307,051    0.8

             Electronics              17,000    Canon Inc.                                  306,699          325,802    0.8
                                      20,000    Matsushita Electric Industrial
                                                Co., Ltd.                                   319,779          320,000    0.8
                                                                                        -----------      -----------  ------
                                                                                            626,478          645,802    1.6

             Financial Services       16,000    Nomura Securities Co., Ltd.                 322,526          264,440    0.7

             Insurance                31,000    Tokio Marine & Fire Insurance
                                                Co., Ltd.                                   359,496          340,659    0.9

             Pharmaceuticals          19,000    Eisai Co., Ltd.                             353,439          340,747    0.9

             Textiles                 37,000    Toray Industries Inc.                       242,411          223,464    0.6

             Tires & Rubber           21,000    Bridgestone Corp.                           364,639          354,462    0.9

             Warehouse & Storage      36,000    Mitsui-Soko Co., Ltd.                       307,384          278,822    0.7

                                                Total Stocks in Japan                     4,291,426        3,948,415   10.2

Mexico       Beverages                 8,000    Panamerican Beverages, Inc.
                                                (Class A)                                   327,109          349,000    0.9

             Conglomerates            12,800    Grupo Carso, S.A. de C.V. (ADR)*            203,727          115,200    0.3

             Multi-Industry              179    Grupo Financiero Inbursa, S.A. de
                                                C.V. (ADR)*                                   3,584            2,858    0.0

             Paper & Forest           15,300    Kimberly-Clark de Mexico, S.A.
                                                de C.V.                                     272,751          295,146    0.8
             Producers

             Telecommunications       12,800    Global Telecommunications Solutions,
                                                Inc. (ADR)*                                  60,800           57,600    0.2

                                                Total Stocks in Mexico                      867,971          819,804    2.2

Netherlands  Banking                   5,400    ABN AMRO Holding N.V.                       302,413          305,288    0.8

                                                Total Stocks in the Netherlands             302,413          305,288    0.8

Norway       Transportation           42,089    Color Line ASA                              164,462          181,515    0.5
             Services
                                                Total Stocks in Norway                      164,462          181,515    0.5

Philippines  Beverages                82,000    San Miguel Corp. (Class B)                  272,811          296,875    0.8

                                                Total Stocks in the Philippines             272,811          296,875    0.8

South Korea  Engineering &             4,900    Hyundai Engineering & Construction
             Construction                       Co., Ltd.(GDR)**                             63,847           35,525    0.1

                                                Total Stocks in South Korea                  63,847           35,525    0.1

Spain        Petroleum                 9,400    Repsol S.A. (ADR)*                          308,300          306,675    0.8

                                                Total Stocks in Spain                       308,300          306,675    0.8

Sweden       Banking                  22,500    Sparbanken Sverige AB (Class A)             286,305          356,354    0.9

             Investment Management    26,300    Bure Investment AB                          243,251          282,365    0.7

                                                Total Stocks in Sweden                      529,556          638,719    1.6

Switzerland  Electrical Equipment        285    BBC Brown Boveri & Cie (Bearer)             304,247          353,478    0.9

             Pharmaceuticals           6,000    Sandoz AG (ADR)*                            285,354          348,000    0.9

                                                Total Stocks in Switzerland                 589,601          701,478    1.8

United       Banking                  29,000    National Westminster Bank PLC               309,851          330,907    0.9
Kingdom
             Beverages                46,300    Grand Metropolitan PLC                      324,693          349,069    0.9

             Chemicals                 7,500    Imperial Chemical Industries
                                                PLC (ADR)*                                  389,042          380,625    1.0

             Electrical Equipment     58,800    General Electric Co. PLC (Ordinary)         316,394          362,969    0.9

             Pharmaceuticals          21,000    Glaxo Wellcome PLC                          285,670          328,606    0.9

             Retail                   31,000    Boots Company PLC                           293,404          316,162    0.8

             Steel                   109,000    British Steel PLC                           289,013          302,739    0.8

             Telecommunications       94,000    Vodafone Group PLC                          329,936          363,138    0.9

                                                Total Stocks in the United Kingdom        2,538,003        2,734,215    7.1

                                                Total Investments in Foreign Stocks      17,330,310       18,225,068   47.5

                                                Total Investments in US & Foreign
                                                Stocks                                   28,898,301       31,256,390   81.5


SCHEDULE OF INVESTMENTS (concluded)
             Global Opportunity Portfolio (concluded)

SHORT-TERM                             Face                                                                        Percent of
SECURITIES                            Amount         Short-Term Securities                  Cost           Value   Net Assets
             Commercial          US$ 164,000    General Electric Capital Corp.,
             Paper***                           5.56% due 11/01/1996                    $   164,000      $   164,000    0.4%

                                                Total Investments in Short-Term
                                                Securities                                  164,000          164,000    0.4

             Total Investments                                                          $35,475,242       37,935,214   98.9
                                                                                        ===========
             Unrealized Appreciation on Forward Foreign Exchange Contracts++                                  66,003    0.2

             Other Assets Less Liabilities                                                                   371,788    0.9
                                                                                                         -----------  ------
             Net Assets                                                                                  $38,373,005  100.0%
                                                                                                         ===========  ======

             Net Asset Value:        Class A--Based on net assets of $113,206 and
                                              9,916 shares outstanding                                   $     11.42
                                                                                                         ===========
                                     Class B--Based on net assets of $26,763,117 and
                                              2,373,724 shares outstanding                               $     11.27
                                                                                                         ===========
                                     Class C--Based on net assets of $9,195,525 and
                                              816,280 shares outstanding                                 $     11.27
                                                                                                         ===========
                                     Class D--Based on net assets of $2,301,157 and
                                              202,023 shares outstanding                                 $     11.39
                                                                                                         ===========

            *American Depositary Receipts (ADR).
           **Global Depositary Receipts (GDR).
          ***Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Portfolio.
          (a)Name changed from Oracle Systems Corp.
          (b)Name changed as a result of the merger of Kymmene Corporation and Repola Ltd.
          (c)Name changed from Aetna Life & Casualty Co.
          (d)The rights may be exercised until 11/06/96.
           ++Forward Foreign Exchange Contracts as of October 31, 1996 were as follows:

             Foreign                    Expiration         Unrealized
             Currency Sold                 Date     Appreciation (Depreciation)

             C$          400,000      December 1996        $    (110)
             DM        2,114,530      November 1996          (14,234)
             DM        2,308,469      December 1996           (6,041)
             Frf       4,400,000      December 1996           (4,591)
             YEN     443,107,000      January 1997            90,979

             Total Unrealized Appreciation on Forward
             Foreign Exchange Contracts--Net
             (US$ Commitment--$8,107,055)                  $  66,003
                                                           =========


SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
             Growth Opportunity Portfolio

                                       Shares                                                                      Percent of
             Industries                  Held             Common Stocks                     Cost            Value  Net Assets
             Advertising               3,400    Interpublic Group of                    $   153,631      $   164,900    1.5%
                                                Companies, Inc.

             Banking & Financial       8,000    H.F. Ahmanson & Company                     242,446          251,000    2.2
                                       5,000    State Street Boston Corp.                   263,834          316,875    2.8
                                         800    Wells Fargo & Co.                           197,899          213,700    1.9
                                                                                        -----------      -----------  ------
                                                                                            704,179          781,575    6.9

             Beverages                 5,000    The Coca-Cola Company                       206,258          252,500    2.2

             Chemical Producers          300    Duracell International, Inc.                 14,983           20,025    0.2

             Computers                 1,575    COMPAQ Computer Corp.                        80,783          109,659    1.0

             Cosmetics                 3,800    Gillette Company (The)                      204,903          284,050    2.5
                                         100    International Flavors &
                                                Fragrances Inc.                               4,969            4,138    0.0
                                                                                        -----------      -----------  ------
                                                                                            209,872          288,188    2.5

             Electrical Equipment       100     Emerson Electric Company                      8,482            8,900    0.1
                                        3,000   General Electric Co.                        236,522          290,250    2.5
                                                                                        -----------      -----------  ------
                                                                                            245,004          299,150    2.6

             Electronics                500     Intel Corp.                                  30,227           54,875    0.5

             Energy                   6,000     El Paso Natural Gas Co.                     276,945          291,000    2.6
                                      8,000     Enron Corp.                                 344,341          372,000    3.3
                                                                                        -----------      -----------  ------
                                                                                            621,286          663,000    5.9

             Entertainment            3,400     Viacom, Inc. (Class A)                      136,388          110,925    1.0
                                      4,500     Walt Disney Co.                             278,082          296,438    2.6
                                                                                        -----------      -----------  ------
                                                                                            414,470          407,363    3.6

             Financial Services      10,000     Federal National Mortgage
                                                Association                                 319,959          391,250    3.4
                                      6,000     The Travelers Group, Inc.                   257,873          325,500    2.9
                                                                                        -----------      -----------  ------
                                                                                            577,832          716,750    6.3

             Food                     3,500     ConAgra, Inc.                               153,460          174,563    1.5
                                      5,000     Nabisco Holdings Corporation
                                                (Class A)                                   184,143          186,250    1.7
                                      6,500     Sara Lee Corp.                              212,915          230,750    2.0
                                        100     Wrigley (Wm.) Jr. Co.                         5,919            6,025    0.1
                                                                                        -----------      -----------  ------
                                                                                            556,437          597,588    5.3

             Food Merchandising       4,000     Albertson's, Inc.                           159,212          137,500    1.2
                                      2,000     Meyer (Fred), Inc.                           66,250           70,250    0.6
                                                                                        -----------      -----------  ------
                                                                                            225,462          207,750    1.8

             Hotels                   1,000     Marriott International, Inc.                 46,921           56,875    0.5

             Household Products         500     Colgate-Palmolive Co.                        37,260           46,000    0.4
                                      2,500     Kimberly-Clark Corp.                        191,350          233,125    2.1
                                      3,600     The Procter & Gamble Company                306,868          356,400    3.1
                                                                                        -----------      -----------  ------
                                                                                            535,478          635,525    5.6

             Information Processing   2,200     Electronic Data Systems
                                                Corp. (b)                                   120,013           99,000    0.9
                                      4,000     First Data Corp.                            293,966          319,000    2.8
                                                                                        -----------      -----------  ------
                                                                                            413,979          418,000    3.7

             Insurance                1,500     Aetna Inc. (c)                              106,677          100,313    0.9
                                      3,000     American International
                                                Group, Inc.                                 296,541          325,875    2.9
                                      6,500     Travelers/Aetna Property
                                                Casualty Corp.                              172,383          195,000    1.7
                                                                                        -----------      -----------  ------
                                                                                            575,601          621,188    5.5

             Leisure                  3,500     Polygram N.V. (NY
                                                Registered Shares)                          205,850          163,188    1.4

             Medical Technology       1,000     Boston Scientific Corp.                      55,685           54,375    0.5
                                      8,000     Johnson & Johnson                           382,805          394,000    3.4
                                                                                        -----------      -----------  ------
                                                                                            438,490          448,375    3.9

             Oil & Services           1,000     Schlumberger, Ltd.                           83,041           99,125    0.9

SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)
             Growth Opportunity Portfolio (concluded)

                                       Shares                                                                      Percent of
             Industries                 Held              Common Stocks                     Cost            Value  Net Assets
             Pharmaceuticals           4,000    Amgen, Inc.                             $   238,125      $   245,000    2.2%
                                       3,000    Bristol-Myers Squibb Co.                    285,414          317,250    2.8
                                       5,500    Merck & Co., Inc.                           363,473          407,687    3.6
                                       5,000    Pfizer, Inc.                                357,375          413,750    3.6
                                       1,000    Pharmacia & Upjohn, Inc.                     39,060           36,000    0.3
                                       6,500    SmithKline Beecham Corp.
                                                PLC (ADR)*                                  359,861          407,062    3.6
                                                                                        -----------      -----------  ------
                                                                                          1,643,308        1,826,749   16.1

             Photography               1,200    Eastman Kodak Co.                            89,634           95,700    0.8

             Pollution Control           500    WMX Technologies, Inc.                       14,160           17,187    0.1

             Restaurants               3,000    McDonald's Corp.                            142,703          133,125    1.2

             Retail--Specialty         5,000    Rite Aid Corp.                              167,800          170,000    1.5
                                         750    Staples, Inc.                                13,000           13,969    0.1
                                                                                        -----------      -----------  ------
                                                                                            180,800          183,969    1.6

             Retail Stores             1,450    Wal-Mart Stores, Inc.                        32,286           38,606    0.3

             Software--Computer        5,875    Computer Associates
                                                International, Inc.                         292,636          347,359    3.1
                                       1,000    Microsoft Corp.                              96,625          137,250    1.2
                                       2,500    Oracle Corp. (a)                             89,931          105,625    0.9
                                                                                        -----------      -----------  ------
                                                                                            479,192          590,234    5.2

             Telecommunications       10,000    MCI Communications Corp.                    257,445          250,000    2.2

             Toys                      6,350    Hasbro, Inc.                                239,167          246,856    2.2

             Travel & Lodging          1,000    Carnival Corporation
                                                (Class A)                                    26,786           30,125    0.3

                                                Total Investments in
                                                Common Stocks                             9,445,265       10,418,150   91.8

                                      Face
                                     Amount          Short-Term Securities

             US Government        $1,202,000    Federal Home Loan Mortgage
             & Agency                           Corp., 5.53% due 11/01/1996               1,202,000        1,202,000   10.6
             Obligations**
                                                Total Investments in Short-
                                                Term Securities                           1,202,000        1,202,000   10.6


             Total Investments                                                          $10,647,265       11,620,150  102.4
                                                                                        ===========
             Liabilities in Excess of Other Assets                                                          (269,433)  (2.4)
                                                                                                         -----------  ------
             Net Assets                                                                                  $11,350,717  100.0%
                                                                                                         ===========  ======
             Net Asset Value:     Class A--Based on net assets of $45,358
                                           and 4,131 shares outstanding                                  $     10.98
                                                                                                         ===========
                                  Class B--Based on net assets of $7,116,628
                                           and 652,528 shares outstanding                                $     10.91
                                                                                                         ===========
                                  Class C--Based on net assets of $3,537,116
                                           and 324,405 shares outstanding                                $     10.90
                                                                                                         ===========
                                  Class D--Based on net assets of $651,615
                                           and 59,350 shares outstanding                                 $     10.98
                                                                                                         ===========

            *American Depositary Receipts (ADR).
           **Certain US Government & Agency Obligations are traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Portfolio.
          (a)Name changed from Oracle Systems Corp.
          (b)Name changed from General Motors Corp. (Class E).
          (c)Name changed from Aetna Life & Casualty Co.

SCHEDULE OF INVESTMENTS                                                                                      (in US dollars)
                      Quality Bond Portfolio

                        S&P   Moody's   Face
INDUSTRIES            Ratings Ratings  Amount                  Bonds & Notes                              Cost         Value
Asset-Backed           AAA      Aaa  $150,000   Banc One Credit Card Master Trust, Series B,
Securities--1.7%                                7.55% due 12/15/1999                                   $  152,748 $  152,484


Banking--20.1%         AA-      Aa3   150,000   Banc One Milwaukee, 6.625% due 4/15/2003                  156,155    148,634
                       BBB+     A3    115,000   Bangkok Metropolitan Bank Public Co. Ltd., 7.25%
                                                due 9/15/2005                                             113,956    113,553
                       A-       A2    250,000   Bank of New York Company Inc. (The), 7.875% due
                                                11/15/2002                                                276,675    264,558
                       A+       A1    250,000   BankAmerica Corp., 6.65% due 5/01/2001                    249,862    251,824
                       A-       A3    150,000   First Bank System, Inc., 6.875% due 9/15/2007             148,611    147,297
                       A        A2    253,000   First Chicago Corp., 9% due 6/15/1999                     268,428    267,889
                       A-       A2    150,000   First Union Corp., 7.50% due 7/15/2006                    150,069    154,826
                       A-       A3    200,000   NationsBank Corp., 6.50% due 8/15/2003                    190,206    196,248
                       AA-      Aa3   250,000   Norwest Corporation, 6.75% due 5/12/2000                  249,628    253,163
                                                                                                       ---------- ----------
                                                                                                        1,803,590  1,797,992


Financial Services--   A        A2    200,000   Bear Stearns Co., 6.75% due 8/15/2000                     198,730    201,882
11.9%                  A        A2    200,000   Beneficial Corporation, 7.75% due 11/08/2002              209,676    210,742
                       A        A2    150,000   Dean Witter, Discover & Co., 6.30% due 1/15/2006          149,340    142,403
                       AA-      A2    150,000   Pacific Mutual Life Insurance, Inc., 7.90% due
                                                12/30/2023                                                147,533    154,959
                       A-       A2    150,000   Smith Barney Holdings, Inc. 6.875% due 6/15/2005          148,485    148,235
                       A+       A1    200,000   The Travelers Group, Inc., 7.875% due 5/15/2025           205,616    209,620
                                                                                                       ---------- ----------
                                                                                                        1,059,380  1,067,841


Financial Services--   A+       A1    200,000   Ford Motor Credit Co., 7% due 9/25/2001                   199,204    203,814
Captive--4.5%          A-       A3    200,000   General Motors Acceptance Corp., 6.70% due
                                                4/18/1997                                                 203,006    200,910
                                                                                                       ---------- ----------
                                                                                                          402,210    404,724


Financial Services--   A+       A1    200,000   American General Finance Corp., 7.70% due
Consumer--5.3%                                  11/15/1997                                                203,396    203,372
                       AA-      Aa3   200,000   Associates Corp. of North America, 5.25% due
                                                9/01/1998                                                 193,918    197,126
                       A+       Aa3    75,000   CIT Group Holdings, Inc., 7% due 9/30/1997                 75,607     75,782
                                                                                                       ---------- ----------
                                                                                                          472,921    476,280

SCHEDULE OF INVESTMENTS (concluded)                                                                        (in US dollars)
                      Quality Bond Portfolio (concluded)

                        S&P   Moody's   Face
INDUSTRIES            Ratings Ratings  Amount                  Bonds & Notes                              Cost         Value
Industrial--           AA-      A1   $100,000   Anheuser-Busch Co., Inc., 8.75% due 12/01/1999         $  107,905 $  106,851
Consumer Goods--       A+       A1    100,000   Bass America, Inc., 8.125% due 3/31/2002                  105,928    106,899
8.7%                   A        A2    250,000   May Department Stores Co. (The), 6.875% due
                                                11/01/2005                                                249,235    249,235
                       A-       A2    100,000   Sears, Roebuck & Co., 9.25% due 4/15/1998                 106,444    104,485
                       AA       A2    200,000   Wal-Mart Stores, Inc., 8.50% due 9/15/2024                207,350    217,328
                                                                                                       ---------- ----------
                                                                                                          776,862    784,798

Industrial--           AA       Aa3   175,000   BP America Inc., 9.375% due 11/01/2000                    200,263    193,529
Energy--5.6%           A-       A1    100,000   Dresser Industries, Inc., 7.60% due 8/15/2096              99,709    102,007
                       A+       A1    175,000   Texaco Capital Inc., 8.625% due 11/15/2031                205,665    203,703
                                                                                                       ---------- ----------
                                                                                                          505,637    499,239

Industrial--           AA-      Aa2   100,000   Archer-Daniels-Midland Co., 8.125% due 6/01/2012          111,874    109,024
Other--6.7%            A        A2    150,000   Carnival Cruise Lines, Inc., 7.70% due 7/15/2004          156,745    156,664
                       A-       A3     90,000   IBP, Inc., 6.125% due 2/01/2006                            82,690     85,117
                       BBB+     A3    250,000   Lockheed Martin Corp., 6.55% due 5/15/1999                249,880    251,877
                                                                                                       ---------- ----------
                                                                                                          601,189    602,682

Supranational--2.2%    AAA      Aaa   200,000   Asian Development Bank, 6.125% due 3/09/2004              198,300    197,176

US Government                                   US Treasury Notes:
Obligations--11.4%     AAA      Aaa   150,000     7.125% due 10/15/1998                                   158,086    153,796
                       AAA      Aaa   200,000     6.375% due 5/15/1999                                    199,781    202,406
                       AAA      Aaa   250,000     6.25% due 10/31/2001                                    249,895    251,640
                       AAA      Aaa   200,000     7.50% due 11/15/2001                                    210,406    211,812
                       AAA      Aaa   200,000     6.25% due 2/15/2003                                     198,625    200,718
                                                                                                       ---------- ----------
                                                                                                        1,016,793  1,020,372

Utilities--            A        A2    200,000   Central Power & Light Co., 6% due 10/01/1997              200,622    200,270
Electric--8.8%         AA-      A1    250,000   Northern States Power Company, 7.125% due
                                                7/01/2025                                                 254,800    243,726
                       A-       A3    180,000   Public Service Electric & Gas Co., 7.125% due
                                                11/01/1997                                                181,514    181,741
                       A        A2    150,000   Virginia Electric & Power Co., 8.625% due
                                                10/01/2024                                                166,200    164,212
                                                                                                       ---------- ----------
                                                                                                          803,136    789,949

Yankees--              A        A3    250,000   Mass Transit Railway Corp., 7.25% due 10/01/2005          260,325    248,935
Corporate--3.9%        A+       A2    100,000   Pohang Iron & Steel Company, Ltd., 7.375% due
                                                5/15/2005                                                 101,816    102,025
                                                                                                       ---------- ----------
                                                                                                          362,141    350,960

Yankees--              A+       A2    150,000   Province of Quebec, 7.125% due 2/09/2024                  150,195    143,167
Sovereign--1.6%

                                                Total Investments in Bonds & Notes--92.4%               8,305,102  8,287,664


SHORT-TERM
SECURITIES                                                         Issue

US Government &                       662,000   Federal Home Loan Mortgage Corp., 5.53% due
Agency                                          11/01/1996                                                662,000    662,000
Obligations*--7.4%




                                                Total Investments in Short-Term Securities--7.4%          662,000    662,000

                       Total Investments--99.8%                                                        $8,967,102  8,949,664
                                                                                                       ==========
                       Other Assets Less Liabilities--0.2%                                                            15,445
                                                                                                                  ----------
                       Net Assets--100.0%                                                                         $8,965,109
                                                                                                                  ==========

                       Net Asset Value:         Class A--Based on net assets of $2,226,831 and
                                                         224,779 shares outstanding                               $     9.91
                                                                                                                  ==========
                                                Class B--Based on net assets of $4,496,405 and
                                                         454,101 shares outstanding                               $     9.90
                                                                                                                  ==========
                                                Class C--Based on net assets of $1,865,954 and
                                                         188,461 shares outstanding                               $     9.90
                                                                                                                  ==========
                                                Class D--Based on net assets of $375,919 and
                                                         37,966 shares outstanding                                $     9.90
                                                                                                                  ==========

                      *Certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Portfolio.

SCHEDULE OF INVESTMENTS                                                                                      (in US dollars)
                       US Government Securities Portfolio

                                                                 Face            Interest        Maturity
                       Issue                                    Amount             Rate           Date(s)            Value
US Government &        Federal Home Loan Mortgage            $1,405,164           11.50 %        6/01/2019       $ 1,590,322
Agency                 Corporation
Mortgage-Backed        Federal Home Loan Mortgage             1,882,696            7.50     8/01/2025-10/01/2025   1,892,994
Obligations*--83.5%    Corporation
                       Federal Home Loan Mortgage               992,818            7.00     9/01/2025-5/21/2026      976,570
                       Corporation
                       Federal Home Loan Mortgage             2,849,448            6.50     2/01/2011-5/01/2011    2,812,222
                       Corporation
                       Government National Mortgage           1,811,055            7.50    12/15/2202-10/01/2025   1,821,632
                       Association

                       Total US Government & Agency Mortgage-Backed Obligations (Cost--$9,043,275)                 9,093,740

US Government &        US Treasury Notes                        700,000            6.00          8/15/1999           701,862
Agency                 US Treasury STRIPS***                  1,000,000            5.476++       8/15/2000           798,190
Obligations--13.8%

                       Total US Government & Agency Obligations (Cost--$1,503,818)                                 1,500,052


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in US dollars)
                       US Government Securities Portfolio (concluded)

                       Face Amount                           Issue                                                   Value
Repurchase             $200,000      Nikko Securities Company, purchased on 10/31/1996 to
Agreements**--                       yield 5.55% to 11/01/1996                                                   $   200,000
1.8%


                       Total Repurchase Agreements (Cost--$200,000)                                                  200,000

                       Total Investments (Cost--$10,747,093)--99.1%                                               10,793,792

                       Other Assets Less Liabilities--0.9%                                                            98,479
                                                                                                                 -----------
                       Net Assets--100.0%                                                                        $10,892,271
                                                                                                                 ===========
                       Net Asset Value:     Class A--Based on net assets of $4,713,236 and
                                                     457,992 shares outstanding                                  $     10.29
                                                                                                                 ===========
                                            Class B--Based on net assets of $4,085,962 and
                                                     397,066 shares outstanding                                  $     10.29
                                                                                                                 ===========
                                            Class C--Based on net assets of $1,778,604 and
                                                     172,880 shares outstanding                                  $     10.29
                                                                                                                 ===========
                                            Class D--Based on net assets of $314,469 and
                                                     30,546 shares outstanding                                   $     10.29
                                                                                                                 ===========

                      *Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
                     **Repurchase Agreements are fully collateralized by US Government &
                       Agency Obligations.
                    ***STRIPS--Separate Trading of Registered Interest and Principal of
                       Securities.
                     ++Represents the yield-to-maturity on this zero coupon issue.




 EQUITY PORTFOLIO CHANGES


 For the Quarter Ended October 31, 1996


 FUNDAMENTAL
 VALUE PORTFOLIO


 Additions

 Community Psychiatric Centers
 Downey Financial Corporation
 Humana, Inc.
 ITT Industries Inc.
*Imperial Tobacco PLC
 Kmart Corporation
*Masco Corp.
 Mesa Air Group, Inc.
*Metris Companies Inc.
 Millennium Chemicals Inc.
*Philips Electronics N.V.
*Quantum Corp.

 Deletions

 Burlington Industries, Inc.
 Century Communications Corp.
 Deere & Co.
 Giddings & Lewis, Inc.
*Imperial Tobacco PLC
 John Q. Hammons Hotels, Inc.
 Klamath First Bancorp, Inc.
*Masco Corp.
*Metris Companies Inc.
*Philips Electronics N.V.
*Quantum Corp.
 Washington Mutual Savings Bank



 GLOBAL
 OPPORTUNITY
 PORTFOLIO



 Additions

 ABN AMRO Holding N.V.
 AirTouch Communications, Inc.
 BMC Software, Inc.
 Banco de Galicia y Buenos Aires S.A.
   (Rights)
 Boots Company PLC
 Bridgestone Corp.
 Burlington Northern Santa Fe
 Color Line ASA
 Edison International
 FMC Corporation
 Grupo Financiero Inbursa, S.A. de C.V.
   (ADR)
 Gulfstream Aerospace Corporation
 Health Management Associates, Inc.
   (Class A)
*Hyundai Engineering & Construction Co.,
   Ltd. (Rights)
*National Processing Inc.
 National Westminster Bank PLC
 Petroleo Brasileiro S.A.
   (Petrobras)(Preferred)
 Prentiss Properties Trust
*Sabre Group, Inc.
 Scor S.A.
 Thrifty Payless Holdings, Inc.
   (Class B)
 Toys 'R' Us, Inc.
 UNUM Corporation
 Vodafone Group PLC

 Deletions

 AT&T Corp.
 Associates First Capital Corp.
 AutoZone, Inc
 COMPAQ Computer Corp.
 Cincinnati Milacron, Inc.
 Conrail, Inc.
 Delta Air Lines, Inc.
 Eastman Kodak Company
 Humana Inc.
*Hyundai Engineering & Construction Co.,
   Ltd. (Rights)
*National Processing Inc.
 INTEL Corporation
 Invercorporacion S.A. (ADR)
 Lexmark International Group, Inc.
   (Class A)
 Lucent Technologies, Inc.
 Royal Dutch Petroleum N.V. (ADR)
*Sabre Group, Inc.
 The Stanley Works
 Sun Microsystems, Inc.
 Wheelabrator Technologies Inc.




 GROWTH
 OPPORTUNITY
 PORTFOLIO


 Additions

 Boston Scientific Corp.
 Bristol-Myers Squibb Co.
 El Paso Natural Gas Co. H.F. Ahmanson & Company
 Meyer (Fred), Inc.
 Nabisco Holdings Corporation (Class A)
 Rite Aid Corp.

 Deletions

 CompuServe Corporation
 PepsiCo, Inc.
 Rubbermaid, Inc.
 Schering-Plough Corp.

[FN]
*Added and deleted in the same quarter.